                                                                    EXHIBIT 99.1


FOR FURTHER INFORMATION CONTACT                                   APRIL 17, 2003
RICHARD L. PARK
LOCAL FINANCIAL CORPORATION
405-841-2298

                           LOCAL FINANCIAL CORPORATION
                       REPORTS FIRST QUARTER 2003 RESULTS



Oklahoma City - Local Financial Corporation (NASDAQ:LFIN). Local Financial Corporation (the "Company") today announced first quarter 2003 diluted earnings per share of $.38, up 5.6 percent from the first quarter of 2002. Diluted earnings per share include the effect of the Company's share repurchase program, which resulted in 1.5 million fewer shares outstanding on average during the current quarter compared to the first quarter of 2002. Net income for the quarter ended March 31, 2003 was $7.1 million, basically the same as the quarter ended March 31, 2002. Annualized return on stockholders' equity was 16.8 percent. Annualized return on assets was 1.02 percent. "We are satisfied with our first quarter results, but realize that our future performance will be largely driven by levels of interest rates and the strength of our economy," stated Chairman and Chief Executive Officer Edward A. Townsend.


The Company generated net interest income of $22.3 million during the first quarter of 2003, 3.7 percent lower than the results for the same period last year. Interest rate margin for the quarter was 3.34 percent versus 3.50 percent for the same quarter last year. The decrease in net interest income is largely due to the current low level of interest rates and the resulting asset repricings. Chairman Townsend cautioned that continuing to operate in this low rate environment could cause further margin compression which will adversely impact our profitability.


During the quarter, the Company continued its emphasis on generating noninterest income and managing noninterest expense, which it considers to be key in maintaining profitability in this prolonged period of low interest rates. Noninterest income was up $1.3 million or 20.5% for the quarter compared with the same quarter last year as a result of a 27.6% increase in deposit-related income. The Company continued to appeal to its commercial customers with leading-edge cash management services and marketing programs focused on increasing the number of consumer accounts and services. Noninterest expense was held to only a 2.5% increase as compared to the prior year while compensation and employee benefits costs remained basically flat.


At March 31, 2003, the Company's level of nonperforming assets totaled $11.5 million. Our ratio of nonperforming loans to total loans continues to compare favorably with our peers at .44 percent. "We take great pride in our quality credit management, but realize that further increases in nonperforming assets may result from continued economic uncertainty", stated Chairman Townsend. The Company's provision for loan losses was consistent with the first quarter of the prior year at $1.8 million. The Company maintains its allowance for loan losses at a level that management believes will be adequate to absorb probable losses on existing loans based on an evaluation of the collectibility of the loans and prior loss experience.


Local Financial Corporation, with assets of $2.8 billion, is the parent company of Local Oklahoma Bank, a national banking association which has 52 branch offices providing personalized banking services to businesses and individuals in 33 communities in the state of Oklahoma, with major concentration in the metropolitan areas of Oklahoma City, Tulsa and Lawton.


                       -----------------------------------


         To the extent that statements in this report relate to the plans, objectives or future performance of Local Financial Corporation, these statements are considered to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and the current economic environment. Actual events and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Local Financial Corporation's business and prospects is contained in its periodic filings with the Securities and Exchange Commission.

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)
                                   (unaudited)



                                                THREE MONTHS ENDED
                                                      MARCH 31,
                                          --------------------------------           PERCENT
                                              2003                2002               CHANGE
                                          ------------        ------------        ------------
SELECTED FINANCIAL RATIOS:

Yield on earning assets                           6.00%               6.85%              (12.4)%
Cost of funds                                     2.88                3.64               (20.9)
Interest rate spread                              3.12                3.21                (2.8)
Net interest margin                               3.34                3.50                (4.6)
Return on average assets                          1.02                1.03                (1.0)
Return on average equity                         16.80               17.40                (3.4)




                                          THREE MONTHS ENDED
                                                MARCH 31,
                                    --------------------------------           PERCENT
                                        2003                2002               CHANGE
                                    ------------        ------------        ------------
STATEMENT OF OPERATIONS DATA:


Net interest income                 $     22,341        $     23,197                (3.7)%
Provision for loan losses                 (1,800)             (1,800)                 --
Noninterest income                         7,825               6,492                20.5
Noninterest expense                       17,735              17,304                 2.5
Net income                                 7,070               7,079                (0.1)




                                                                                                  PERCENT
                                                            3/31/03           12/31/02            CHANGE
                                                         ------------       ------------       ------------
FINANCIAL CONDITION DATA:

Total assets                                             $  2,848,615       $  2,839,858                0.3%
Loans receivable, net                                       2,140,561          2,084,144                2.7
Securities available for sale                                 151,088            163,473               (7.6)
Securities held to maturity                                   311,372            364,832              (14.7)
Demand deposits and savings deposits                          844,203            839,459                0.6
Total deposits                                              1,818,047          1,829,439               (0.6)
Advances from the Federal Home Loan Bank of Topeka            711,409            684,193                4.0
Senior Notes                                                   21,295             21,295                 --
Mandatorily redeemable trust preferred securities              60,250             60,250                 --
Stockholders' equity                                          169,993            167,880                1.3
Allowance for loan losses                                      30,316             29,532                2.7




REGULATORY RATIOS - HOLDING COMPANY:


Core Capital (Tier 1) to Net Risk Weighted Assets        9.49%
Total Capital (Tier 1 & 2) to Net Risk Weighted         11.25%
Assets
Leverage Ratio                                           7.09%

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (Dollars in thousands, except share data)
                                   (unaudited)


                                                                              THREE MONTHS ENDED
                                                ----------------------------------------------------------------------------
                                                   3/31/03        12/31/02        9/30/02         6/30/02         3/31/02
                                                ------------    ------------    ------------    ------------    ------------
INTEREST INCOME:
  Loans                                         $     33,049    $     33,651    $     34,745    $     35,008    $     34,471
  Securities available for sale and held to            6,262           7,735           9,196           8,349           9,920
   maturity
  Federal Home Loan Bank of Topeka and
   Federal Reserve Bank stock                            361             371             430             448             518
  Other investments                                       22              31             171             342             107
                                                ------------    ------------    ------------    ------------    ------------
Total interest income                                 39,694          41,788          44,542          44,147          45,016


INTEREST EXPENSE:
  Deposit accounts                                     8,960          10,659          12,573          13,272          13,652
  Advances from the Federal Home Loan Bank of
   Topeka                                              6,479           6,476           6,353           6,302           6,482
  Securities sold under agreements to                    107             155             129             121             127
   repurchase
  Senior Notes                                           629             632             636             637             636
  Trust preferred securities                           1,178           1,157           1,020             921             922
                                                ------------    ------------    ------------    ------------    ------------
Total interest expense                                17,353          19,079          20,711          21,253          21,819


Net interest income                                   22,341          22,709          23,831          22,894          23,197
  Provision for loan losses                           (1,800)         (1,500)         (1,500)         (1,800)         (1,800)
                                                ------------    ------------    ------------    ------------    ------------
Net interest income after provision for loan          20,541          21,209          22,331          21,094          21,397
  losses


NONINTEREST INCOME:
  Deposit related income                               5,476           4,996           4,996           4,825           4,293
  Loan fees and loan service charges                     653             386             489             630             526
  Net gains on sale of assets                            136              52              97             604              70
  Other                                                1,560           1,607           1,593           1,722           1,603
                                                ------------    ------------    ------------    ------------    ------------
Total noninterest income                               7,825           7,041           7,175           7,781           6,492


NONINTEREST EXPENSE:
  Compensation and employee benefits                  10,566          10,803          10,906          10,875          10,373
  Equipment and data processing                        1,700           1,467           1,516           1,351           1,867
  Occupancy                                            1,338           1,197           1,242           1,077           1,187
  Advertising                                            127             182             182             182             139
  Professional fees                                      263             288             339             309             264
  Other                                                3,741           3,558           3,843           3,910           3,474
                                                ------------    ------------    ------------    ------------    ------------
Total noninterest expense                             17,735          17,495          18,028          17,704          17,304
                                                ------------    ------------    ------------    ------------    ------------


Income before provision for income taxes              10,631          10,755          11,478          11,171          10,585


  Provision for income taxes                           3,561           3,654           4,108           3,706           3,506
                                                ------------    ------------    ------------    ------------    ------------


Net income                                      $      7,070    $      7,101    $      7,370    $      7,465    $      7,079
                                                ============    ============    ============    ============    ============


Earnings per share:
  Net income:
   Basic                                        $       0.40    $       0.39    $       0.39    $       0.39    $       0.37
                                                ============    ============    ============    ============    ============
   Diluted                                      $       0.38    $       0.38    $       0.37    $       0.37    $       0.36
                                                ============    ============    ============    ============    ============


Average shares outstanding:
   Basic                                          17,797,691      18,321,649      18,991,744      19,170,425      19,174,092
                                                ============    ============    ============    ============    ============
   Diluted                                        18,408,968      18,898,955      19,681,824      19,993,691      19,887,590
                                                ============    ============    ============    ============    ============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)


                                                                          3/31/03        12/31/02        % CHANGE
                                                                       ------------    ------------    ------------
                                                                       (unaudited)
ASSETS


Cash and due from banks                                                $     54,985    $     51,166             7.5
Interest bearing deposits with other banks                                    6,200           7,200           (13.9)
Securities available for sale                                               151,088         163,473            (7.6)
Securities held to maturity                                                 311,372         364,832           (14.7)
Loans receivable, net of allowance for loan losses of $30,316 at
   March 31, 2003 and $29,532 at December 31, 2002                        2,140,561       2,084,144             2.7
Federal Home Loan Bank of Topeka and Federal Reserve Bank stock, at
   cost                                                                      39,548          38,187             3.6
Premises and equipment, net                                                  42,743          42,415             0.8
Assets acquired through foreclosure and repossession, net                     2,058           1,693            21.6
Intangible assets, net                                                       19,543          19,695            (0.8)
Current and deferred taxes, net                                               9,785           9,428             3.8
Other assets                                                                 70,732          57,625            22.7
                                                                       ------------    ------------

         Total assets                                                  $  2,848,615    $  2,839,858             0.3
                                                                       ============    ============    ============


LIABILITIES AND STOCKHOLDERS' EQUITY


Deposits:
   Demand                                                              $    754,993    $    756,476            (0.2)
   Savings                                                                   89,210          82,983             7.5
   Time                                                                     973,844         989,980            (1.6)
                                                                       ------------    ------------

         Total deposits                                                   1,818,047       1,829,439            (0.6)


Advances from the Federal Home Loan Bank of Topeka                          711,409         684,193             4.0
Securities sold under agreements to repurchase                               41,035          59,696           (31.3)
Senior Notes                                                                 21,295          21,295              --
Other liabilities                                                            26,586          17,105            55.4


Mandatorily redeemable trust preferred securities                            60,250          60,250              --


Stockholders' equity:
   Common stock, $0.01 par value, 25,000,000 shares
   authorized; 20,972,967 shares issued and 17,457,923
   shares outstanding at March 31, 2003 and 20,863,967
   shares issued and 17,785,323 shares outstanding at
   December 31, 2002                                                            210             209             0.5
Preferred stock, $0.01 par value, 5,000,000 shares
authorized; none outstanding                                                     --              --              --
Additional paid-in capital                                                  209,841         208,599             0.6
Retained earnings                                                           158,565         151,495             4.7
Treasury stock, 3,515,044 shares at March 31, 2003 and
   3,078,644 shares at December 31, 2002, at cost                          (200,338)       (193,783)            3.4
Accumulated other comprehensive income, net of tax                            1,715           1,360            26.1
                                                                       ------------    ------------

         Total stockholders' equity                                         169,993         167,880             1.3
                                                                       ------------    ------------

         Total liabilities and stockholders' equity                    $  2,848,615    $  2,839,858             0.3
                                                                       ============    ============    ============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              NONPERFORMING ASSETS
                             (Dollars in thousands)
                                  (unaudited)



                                                   3/31/03        12/31/02       NET CHANGE        3/31/02       NET CHANGE
                                                ------------    ------------    ------------    ------------    ------------

Non-accruing loans:
   Commercial                                   $      7,317    $      7,864    $       (547)   $      7,322    $         (5)
   Residential/Consumer                                2,132           2,939            (807)          3,266          (1,134)
                                                ------------    ------------    ------------    ------------    ------------
      Total                                            9,449          10,803          (1,354)         10,588          (1,139)


Accruing loans 90 days or more delinquent:
   Commercial                                             --             304            (304)             41             (41)
   Residential/Consumer                                   --             160            (160)             --              --
                                                ------------    ------------    ------------    ------------    ------------
      Total                                               --             464            (464)             41             (41)


Foreclosed Assets:
   Commercial                                            612             265             347             631             (19)
   Residential/Consumer                                1,446           1,428              18           1,149             297
                                                ------------    ------------    ------------    ------------    ------------
      Total                                            2,058           1,693             365           1,780             278
                                                ------------    ------------    ------------    ------------    ------------



Total nonperforming assets                      $     11,507    $     12,960    $     (1,453)   $     12,409    $       (902)
                                                ============    ============    ============    ============    ============



Total nonperforming assets as a percentage of
  total assets                                          0.40%           0.46%                           0.45%
                                                ============    ============                    ============



Total nonperforming loans as a percentage of
  total allowance                                      31.17%          38.15%                          38.43%
                                                ============    ============                    ============



Total nonperforming assets as a percentage of
  total loans                                           0.53%           0.61%                           0.62%
                                                ============    ============                    ============



Total nonperforming loans as a percentage of
  total loans                                           0.44%           0.53%                           0.53%
                                                ============    ============                    ============



Total nonperforming loans as a percentage of
  total capital                                         5.56%           6.71%                           6.35%
                                                ============    ============                    ============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                           ALLOWANCE FOR LOAN LOSSES
                             (Dollars in thousands)
                                  (unaudited)


                                                                 YEAR ENDED
                              THREE MONTHS ENDED MARCH 31,      DECEMBER 31,
                              -----------------------------     ------------
                                  2003             2002             2002
                              ------------     ------------     ------------

Beginning Balance             $     29,532     $     27,621     $     27,621


Provision                            1,800            1,800            6,600


Allowances Acquired                     --               --            1,003


Charge-Offs:
   Commercial                         (724)          (1,401)          (4,121)
   Consumer                           (271)            (433)          (1,428)
   Residential                         (86)             (33)            (635)
                              ------------     ------------     ------------
         Total Charge-Offs          (1,081)          (1,867)          (6,184)
                              ------------     ------------     ------------

Recoveries                              65              103              492
                              ------------     ------------     ------------

Net Losses                          (1,016)          (1,764)          (5,692)
                              ------------     ------------     ------------

Ending Balance                $     30,316     $     27,657     $     29,532
                              ============     ============     ============


Net Losses To Average Loans           0.05%            0.09%            0.28%
                              ============     ============     ============